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                                AGREEMENT BETWEEN

                             THE MEREENIE PRODUCERS

                                       and

                            THE PALM VALLEY PRODUCERS
















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                          CHAMBERS McNAB TULLY & WILSON
                              SOLICITORS & NOTARIES

                                324 QUEEN STREET
                                    BRISBANE

                                AGREEMENT BETWEEN

                             THE MEREENIE PRODUCERS

                                       and

                            THE PALM VALLEY PRODUCERS


AGREEMENT made the 28th day of June, 1985

BETWEEN:

         MAGELLAN PETROLEUM (N.T.) PTY. LTD.
         the Party of the First Part

         UNITED OIL & GAS CO. (N.T.) PTY. LTD.
         the Party of the Second Part

         CANSO RESOURCES LIMITED
         the Party of the Third Part

         OILMIN NL
         the Party of the Fourth Part

         PETROMIN NO LIABILITY
         the Party of the Fifth Part

         TRANSOIL NO LIABILITY
         the Party of the Sixth Part

         FARMOUT DRILLERS NL
         the Party of the Seventh Part

         C.D. RESOURCES PTY. LTD.
         the Party of the Eighth Part

         INTERNATIONAL OIL PROPRIETARY
         the Party of the Ninth Part

         PANCONTINENTAL PETROLEUM LIMITED
         the Party of the Tenth Part

         IEDC AUSTRALIA PTY. LIMITED
         the Party of the Eleventh Part

         AMADEUS OIL NL
         the Party of the Twelfth Part

         SOUTHERN ALLOYS VENTURE PTY. LIMITED
         the Party of the Thirteenth Part

W H E R E A S:

A. The Palm Valley Producers have negotiated the terms of an agreement for the sale by them severally to Gasgo Pty. Limited ("the Purchaser") of a quantity of Gas from the Palm Valley Field for transmission through the Trunk Pipeline leased by the Pipeline Trust for consumption primarily by NTEC in electricity generation in Darwin.

B. The Purchaser has requested the Palm Valley Producers to relinquish part of their entitlement to sell Gas to the Purchaser with a view to permitting the Mereenie Producers to enter into an agreement with the Purchaser for the sale of Gas and in the circumstances the Palm Valley Producers felt compelled to agree with that request and the agreement between the Palm Valley Producers and the Purchaser for the sale of Gas ("the Palm Valley Gas Purchase Agreement") reflects that agreement.

C. In consideration of the Palm Valley Producers agreeing to relinquish part of their entitlement to sell Gas to the Purchaser, the respective Mereenie Producers have agreed with the respective Palm Valley
         Producers as provided in Clause 2 hereof and to participate in the Pipeline Benefits in the manner provided in Clause 3 hereof.

D. In consequence of the agreement by the Palm Valley Producers referred to in Recital B hereof, the Purchaser has entered into an agreement ("the Mereenie Gas Purchase Agreement") with the Mereenie Producers for the purchase of certain quantities of Gas from the Mereenie Field.

E. The Northern Territory Government has agreed with the Producers to sponsor the oversizing of the Trunk Pipeline between Palm Valley and Matarauka and the construction of the Mereenie Spur Line.

F. The Pipeline Trust in return for the said oversizing and said construction has offered to issue to a trustee on behalf of all the Producers (for such beneficial interests as the Producers may agree between themselves) a Special Unit in the Pipeline Trust ("the Pipeline Benefits") which by the holding thereof will confer the right to participate in certain pipeline tariff margins deriving from the transmission through the Pipeline System of additional gas and also in certain circumstances in the ownership of the Pipeline System in the event of it being acquired by the Pipeline Trust.

G. The Palm Valley Producers and the Mereenie Producers have further agreed that they will make mutual provision for the security of supply of Gas in the manner provided in Clause 4 hereof.

H. Contemporaneously herewith there are being executed the following documents:

         (i)      the Palm Valley Gas Purchase Agreement;

         (ii)     the Mereenie Gas Purchase Agreement.

NOW THIS AGREEMENT WITNESSES that the Parties hereto mutually covenant and agree as follows:-

                                    CLAUSE 1

                                   DEFINITIONS

1.1 In this Agreement the following terms have the meanings ascribed to them hereunder:

         (a) Excluded Gas means natural gas from the Mereenie Field (other than pursuant to the Mereenie Gas Purchase Agreement and the proposed twenty year contract for the supply of natural gas to Yulara) and from the Palm Valley Field (other than pursuant to the NTEC (Alice Springs) Agreement and the Palm Valley Gas Purchase Agreement).

         (b) Gas means for the purposes of Clause 4 hereof, natural gas meeting the specifications contained in either the Palm Valley Gas Purchase Agreement and the Mereenie Gas Purchase Agreement.

         (c) Incremental Gas means the first 45 petajoules of natural gas (other than Excluded Gas) which is hereafter sold and delivered into the Pipeline System pursuant to a contract or contracts made with any one or more of the Producers or a corporate vehicle controlled by any one or more of the Producers as vendor or vendors and the gas specifications of which contract or contracts gas from the Mereenie Field is reasonably capable of meeting.

         (d) Mereenie Field means the oil and gas field contained within Petroleum Leases Numbers 4 and 5 in the Northern Territory.

         (e) Mereenie Joint Venture means the joint venture which relates inter alia to the Mereenie Field constituted pursuant to the Mereenie Operating Agreement dated the Twenty-seventh day of April, 1984 as amended by the amending agreement dated the Third day of October, 1984.

         (f) Mereenie Producers mean the Parties hereto whose names are listed in the first column of the First Schedule hereto (being all the current members of the Mereenie Joint Venture) and their respective successors and assigns who become bound by the terms of this Agreement.

         (g) Mereenie Ownership Percentages mean the percentages set beside the names of the respective Mereenie Producers in the second column of the First Schedule hereto.

         (h) Mereenie Gas Purchase Agreement means the agreement for the sale of Gas from the Mereenie Field in the form and for the quantities proposed to be entered into between the Mereenie Producers and the Purchaser as recited herein.

         (i) Mereenie Spur Line means the gas pipeline proposed to be constructed in order to connect the Mereenie Field with the Trunk Pipeline at Stokes Pass.

         (j)      NTEC means the Northern Territory Electricity Commission.

         (k) Palm Valley Field means the gas field contained within Petroleum Lease No. 3 in the Northern Territory.

         (l) Palm Valley Joint Venture means the joint venture which relates to the Palm Valley Field constituted pursuant to the Palm Valley Operating Agreement dated the Second day of April, 1985.

         (m) Palm Valley Producers mean the Parties hereto whose names are listed in the first column of the Second Schedule hereto (being all the current members of the Palm Valley Joint Venture) and their respective successors and assigns who become bound by the terms of this Agreement.

         (n) Palm Valley Ownership Percentages mean the percentages set beside the names of the respective Palm Valley Producers in the second column of the Second Schedule hereto.

         (o) Palm Valley Gas Purchase Agreement means the agreement for the sale of Gas from the Palm Valley Field in the manner and for the quantities proposed to be entered into between the Palm Valley Producers and the Purchaser as recited herein.

         (p) Pipeline Benefits means the rights interests and benefits accruing from the holding of the Special Unit which benefits include those set forth in the Fourth Schedule of the trust deed for the Pipeline Trust.

         (q) Pipeline Benefit Percentage means in relation to each Producer the sum of the Palm Valley Ownership Percentage (if any) and the Mereenie Ownership Percentage (if any) of that Producer divided by two; and Pipeline Benefit Percentages has a corresponding meaning.

         (r)      Pipeline System means the Trunk Pipeline and the Mereenie Spur
                  Line.

         (s) Pipeline Trust means the Unit Trust of which NT Gas Pty. Ltd. is the Trustee formed for the purpose of transporting natural gas through the Trunk Pipeline.

         (t) Producer means a Party who is a Mereenie Producer and/or a Palm Valley Producer.

         (u) Purchaser means Gasgo Pty. Ltd. (a nominee of the Northern Territory Government) who is to be the purchaser pursuant to the Palm Valley Gas Purchase Agreement and the Mereenie Gas Purchase Agreement.

         (v) Special Unit means the Special Unit in the Pipeline Trust to be issued to a trustee for the Producers as provided in Recital D hereof.

         (w)      Trunk  Pipeline   means  the  gas  pipeline   proposed  to  be
                  constructed from the Palm Valley Field to Darwin.

                                    CLAUSE 2

                   CONSIDERATION FOR THE PALM VALLEY PRODUCERS

2.1      Lump Sum Payment

         Each Mereenie Producer hereby severally undertakes and agrees with each Palm Valley Producer that on the 30th June, 1987 it will pay its Mereenie Ownership Percentage of the sum of FIVE MILLION NINE HUNDRED THOUSAND DOLLARS ($5,900,000.00) to the respective Palm Valley Producers in proportion to their Palm Valley Ownership Percentages PROVIDED HOWEVER that each Mereenie Producer may discharge its obligation aforesaid prior to the 30th day of June, 1987 by paying in the manner aforesaid its Mereenie Ownership Percentage of the said $5,900,000.00 discounted back from the 30th day of June, 1987 to the date of payment at a discount rate of 15 percent per annum.

2.2      Sales of Incremental Gas

         (a) With respect to sales of Incremental Gas each Producer undertakes and agrees with each other Producer as follows:-

                  (i) Any sale of Incremental Gas shall be negotiated in good faith and on an arm's length basis. Without the approval of each of the Palm Valley Producers no sale of Incremental Gas shall be made except upon such basis.

                  (ii) All gas required for sales of Incremental Gas shall be produced treated and delivered into the Pipeline System from the Mereenie Field.

                  (iii) Upon the production and treatment of any Incremental Gas the Palm Valley Producers shall be deemed to have acquired in proportion to their respective Palm Valley Ownership Percentages thirty five percent (35%) thereof ("the Palm Valley Producers' Percentage") and in like Ownership Percentages shall be deemed for the purposes only of this Agreement to have sold the Palm Valley Producers' Percentage of Incremental Gas to the buyer or buyers thereof.

                  (iv) Promptly upon the making of a contract which provides for the sale in whole or in part of Incremental Gas each Palm Valley Producer shall be supplied with a copy thereof.

         (b) Each Mereenie Producer undertakes and agrees with each of the Palm Valley Producers that it will do all that is required on its part to ensure that the Proceeds of Sale (as hereinafter defined) of the Palm Valley Producers' Percentage of any Incremental Gas sold will be paid promptly to the respective Palm Valley Producers in proportion to their Palm Valley Ownership Percentages.

         (c) Proceeds of Sale in relation to any Incremental Gas means the gross selling price thereof determined on the basis that such Incremental Gas is sold at the delivery point into the Pipeline System and delivered into the Pipeline System free of prior charge.

2.3      Appointment of Agent

         A Producer may agree upon the appointment of an agent or agents for the purpose of receiving and distributing the payments required to be made pursuant to Clauses 2.1 and 2.2 hereof.

                                    CLAUSE 3

                                PIPELINE BENEFITS

3.1      Trustee for Producers

         The Producers hereby acknowledge that Lohengrin Pty. Ltd. (a company whose name is to be changed to Gas Producers Pty. Ltd. and whose shares are to be owned by the Producers in proportion to their Pipeline Benefit Percentages and is hereinafter referred to as "the Producers' Trustee") is and will be a trustee for the Producers holding the Special Unit and the Pipeline Benefits for the Producers as tenants in common in proportion to their Pipeline Benefit Percentages.

3.2      Decisions by Trustee

         (a)      Any decision of the Producers' Trustee:-

                  (i) with respect to the election of Option A or Option B pursuant to Clause 4.1.2 of the Fourth Schedule to the trust deed for the Pipeline Trust; or

                  (ii) with respect to the election to acquire equity pursuant to Clause 4.1.3 or Clause 5 of the said Fourth Schedule,

                  shall be made by a simple majority of the Mereenie Producers only voting in proportion to their respective Mereenie Ownership Percentages but after consultation with the respective Palm Valley Producers.

         (b) Any other decisions with respect to the rights and obligations or the actions of the Producers' Trustee with respect to the Pipeline Benefits shall be made by a simple majority of the Producers voting in proportion to their Pipeline Benefits Percentages.

         (c)      Any decision  made  pursuant to the  provisions of this Clause
                  3.2 shall be binding upon the Producers' Trustee and each Producer.

3.3      Distribution of Pipeline Tariff Margin

         Any payment including any distribution of the share of pipeline tariff margins or other distribution or payment of profits received by the Producers' Trustee in respect of the Special Unit shall be distributed without delay to the Producers in proportion to their Pipeline Benefits Percentages.

                                    CLAUSE 4

                       SUPPLY SECURITY FOR EACH GAS FIELD

4.       In the event that at any time or from time to time:

         (a) any event in relation to one of the Palm Valley Field or the Mereenie Field ("the Deficiency Field") results or is likely to result in a deficiency ("the Deficiency") in the delivery to the Purchaser of any quantity of Gas which is required to be delivered to the Purchaser pursuant to the relevant Gas Purchase Agreement; and

         (b) there are then proven deliverable and uncommitted reserves of natural gas in the other Field ("the Available Reserves Field"),

the respective Producers of the Available Reserves Field shall negotiate in good faith with the respective Producers of the Deficiency Field an arrangement to supply Gas on equitable terms and to the extent permitted by good oil field practice in order to make up or as far as possible reduce the Deficiency. Failure to agree upon any such arrangement shall not prejudice any other rights and obligations of the parties hereunder.

                                    CLAUSE 5

                                   ASSIGNMENT

5.1      Assignments by Mereenie Producers

         Each Mereenie Producer covenants with each of the other Parties hereto that:-

         (a) it will not assign in whole or in part its rights or obligations hereunder except as part of an assignment of an equivalent interest in the Mereenie Joint Venture, the Mereenie Field and the Mereenie Gas Purchase Agreement;

         (b) it will use its best endeavours (whether by seeking an amendment of the Mereenie Operating Agreement or otherwise) to ensure that no Party will assign an interest in the Mereenie Joint Venture, the Mereenie Field or the Mereenie Gas Purchase Agreement without at the same time assigning an equivalent interest in its rights and obligations under this Agreement;

         (c) it will procure the assignee of the whole or any part of its interest under this Agreement to enter into a Deed of Covenant with the other Mereenie Producers in a form satisfactory to them assuming all the obligations of the assignor in respect of the interest assigned.

5.2      Assignments by Palm Valley Producers

         Each Palm Valley Producer covenants with each of the other Parties hereto that: -

         (a) it will not assign in whole or in part its rights or obligations hereunder except as part of an assignment of an equivalent interest in the Palm Valley Joint Venture, the Palm Valley Field and the Palm Valley Gas Purchase Agreement;

         (b) it will use its best endeavours (whether by seeking an amendment of the Palm Valley Operating Agreement or otherwise) to ensure that no Party will assign an interest in the Palm Valley Joint Venture, the Palm Valley Field or the Palm Valley Gas Purchase Agreement without at the same time assigning an equivalent interest in its rights and obligations under this Agreement;

         (c) it will procure the assignee of the whole or any part of its interest under this Agreement to enter into a Deed of Covenant with the other Palm Valley Producers in a form satisfactory to them assuming all the obligations of the assignor in respect of the interest assigned.

                                    CLAUSE 6

                                  MISCELLANEOUS

6.1      Default Interest

         In the event that any Producer ("the Defaulting Producer") shall make default in the payment on its due date of any amount payable to another Producer ("the Creditor") the Defaulting Producer shall pay to the Creditor interest on the amount in default computed from its due date until the actual date of payment thereof at the then Westpac Lending Indicator rate from time to time plus two percent (2%) which interest shall accrue from day to day.

6.2      No Partnership

         Nothing contained in this Agreement or arising out of this Agreement is intended to or does create a partnership between any two or more of the Producers.

6.3      Notices

         (a) Each Party shall keep the other Parties advised of its current address in Australia to which any notice communication request consent payment demand or information required to be given or furnished under this Agreement is to be addressed.

         (b) Such address for service of each Party shall be the same address as is advised from time to time pursuant to the Palm Valley Operating and/or Mereenie Operating Agreement. Notices shall be given in the same manner as provided in the said Operating Agreements.

6.4      Stamp Duties

         Any stamp duty payable on this Agreement shall be borne and paid by the Producers in proportion to their respective Pipeline Benefit Percentages.

6.5      Governing Law

         This Agreement shall be deemed to have been made in the Northern Territory and shall be governed by the law of the Northern Territory.

6.6      Jurisdiction

         Each Party hereto submits to the non-exclusive jurisdiction of the Courts of the Northern Territory and the State of Queensland.

6.7      Successors Bound

         This Agreement shall enure for the benefit of and bind the Parties and their assigns and successors in title.

6.8      Further Assurance

         Each Party agrees that it will perform execute acknowledge and deliver all such further acts deeds assurances and instruments as shall be reasonably required for the purposes of this Agreement or otherwise to carry out the agreements made herein.

6.9      Agreement Conditional

         This Agreement is conditional upon the execution of the other agreements whose contemporaneous execution is referred to in Recital H hereof. This Agreement shall not come into effect unless and until such other agreements also come into effect.

6.10     No Partnership

         Nothing contained in this Agreement or arising out of this Agreement is intended to or does create a partnership between any two or more of the Producers.

                               THE FIRST SCHEDULE

                             THE MEREENIE PRODUCERS



         NAME                                                 MEREENIE OWNERSHIP
                                                                  PERCENTAGES

Magellan Petroleum (N.T.) Pty. Ltd.                    20%)*
                                                          )*         35.00%*
United Oil & Gas Co. (N.T.) Pty. Ltd.                  15%)
Canso Resources Limited                                              15.00%*
Oilmin NL                                                            21.00%
Petromin No Liability                                                13.75%
Transoil No Liability                                                 9.00%
Farmout Drillers NL                                                   6.25%
                                                                    -------
                                                                    100.00%
                                                                    =======


* These percentages are subject to variation in consequence of the unitisation agreement between Magellan Petroleum (N.T.) Pty. Ltd., United Oil & Gas (N.T.) Pty. Ltd. and Canso Resources Limited.

                               THE SECOND SCHEDULE

                            THE PALM VALLEY PRODUCERS



         NAME                                                        PALM VALLEY
                                                                      OWNERSHIP
                                                                     PERCENTAGES

Magellan Petroleum (N.T.) Pty. Ltd.                                    50.775%
C.D. Resources Pty. Ltd.                                                9.375%
Farmout Drillers N.L.                                                   9.375%
Canso Resources Limited                                                15.375%
International Oil Proprietary                                           3.504%
Pancontinental Petroleum Limited                                        3.000%
IEDC Australia Pty. Limited                                             1.248%
Amadeus Oil NL                                                          1.248%
Southern Alloys Venture Pty. Limited (AIDC)                             6.100%
                                                                      --------
                                                                      100.00%
                                                                      =======

IN WITNESS WHEREOF the Parties have executed this Agreement on the day and year first herein set out.


EXECUTED by MAGELLAN PETROLEUM                )    MAGELLAN PETROLEUM (N.T.)
(N.T.) PTY. LTD. by                           )    PTY. LTD.
John McGregor Florence                        )
its duly constituted Attorney                 )
in the presence of:                           )         /s/ John M. Florence

         /s/ Hedley Howard


EXECUTED by UNITED OIL & GAS                  )    UNITED OIL & GAS CO.
CO. (N.T.) PTY. LTD. by                       )    (N.T.) PTY. LTD.
John McGregor Florence                        )
its duly constituted Attorney                 )
in the presence of:                           )         /s/ John M. Florence

         /s/ Hedley Howard


EXECUTED by CANSO RESOURCES                   )    CANSO RESOURCES LIMITED
LIMITED by _____________________              )
its duly constituted Attorney                 )
in the presence of:                           )    /s/ ____________________

         /s/ Hedley Howard


EXECUTED by OILMIN NL by                      )    OILMIN NL
K. V. Hiscox                                  )
its duly constituted Attorney                 )
in the presence of:                           )         /s/ K. V. Hiscox

         /s/ Hedley Howard

EXECUTED by PETROMIN NO                       )    PETROMIN NO LIABILITY
LIABILITY by                                  )
K. V. Hiscox                                  )
its duly constituted Attorney                 )
in the presence of:                           )         /s/ K. V. Hiscox

         /s/ Hedley Howard


EXECUTED by TRANSOIL NO                       )    TRANSOIL NO LIABILITY
LIABILITY by                                  )
K. V. Hiscox                                  )
its duly constituted Attorney                 )
in the presence of:                           )         /s/ K. V. Hiscox

         /s/ Hedley Howard


EXECUTED by FARMOUT DRILLERS                  )    FARMOUT DRILLERS NL
NL by ___________________________             )
its duly constituted Attorney                 )
in the presence of:                           )    /s/ ____________________

         /s/ Hedley Howard


EXECUTED by C.D. RESOURCES PTY.               )    C.D. RESOURCES PTY.
LTD. by Rupert James Hamer                    )    LTD.
its duly constituted Attorney                 )
in the presence of:                           )         /s/ Rupert J. Hamer

         /s/ Hedley Howard


EXECUTED by INTERNATIONAL OIL                 )    INTERNATIONAL OIL
PROPRIETARY by                                )    PROPRIETARY
K. V. Hiscox                                  )
its duly constituted Attorney                 )
in the presence of:                           )         /s/ K. V. Hiscox

         /s/ Hedley Howard

EXECUTED by PANCONTINENTAL                    )    PANCONTINENTAL
PETROLEUM LIMITED by Paul John Fuller         )    PETROLEUM LIMITED
its duly constituted Attorney                 )
in the presence of:                           )         /s/ Paul J. Fuller

         /s/ Hedley Howard


EXECUTED by IEDC AUSTRALIA PTY.               )    IEDC AUSTRALIA PTY.
LIMITED by Brian James Barker                 )    LIMITED
its duly constituted Attorney                 )
in the presence of:                           )         /s/ Brian J. Barker

         /s/ Hedley Howard


EXECUTED by AMADEUS OIL NL by                 )    AMADEUS OIL NL
Alan Surrey Bogg                              )
its duly constituted Attorney                 )
in the presence of:                           )         /s/ Alan S. Bogg

         /s/ Hedley Howard


EXECUTED by SOUTHERN ALLOYS                   )    SOUTHERN ALLOYS VENTURE
VENTURE PTY. LIMITED by                       )    LIMITED
Kerry Josephine Adby                          )
its duly constituted Attorney                 )
in the presence of:                           )         /s/ Kerry J. Adby

         /s/ Hedley Howard